SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 13, 2005
                        --------------------------------
                        (Date of earliest event reported)

                            Heritage Worldwide, Inc.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                       000-28277               13-4196258
    --------------------------    ---------------------    -------------------
    (State of incorporation or    (Commission File No.)       (IRS Employer
         organization)                                     Identification No.)

                             337 Avenue de Bruxelles
                         83507 La Seyne-Sur-Mer (France)
                    ---------------------------------------
                    (Address of principal executive offices)

                              (011) (33) 494-109810
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.        Results of Operations and Financial Condition.

     On September 13, 2005, Heritage Worldwide, Inc. issued a press release announcing its results of operations for its fiscal year ended June 30, 2005. A copy of the press release is attached as Exhibit 99 to this report. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

ITEM 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.    Title

   99          Press release issued by Heritage Worldwide, Inc. on September 13,
               2005.



























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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HERITAGE WORLDWIDE, INC.


                                        By:    /s/ Claude Couty
                                               ---------------------------------
                                        Name:  Claude Couty
                                        Title: Chief Financial Officer

Date:  September 15, 2005



























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EXHIBIT INDEX

Exhibit        Description

  99           Press release issued by Heritage Worldwide, Inc. on September 13,
               2005





































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